4895-9788-4413 v.4 Execution Version 1 FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT This FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “First Amendment”) is dated as of November 29, 2024 (the “First Amendment Effective Date”), among SUMMIT MIDSTREAM CORPORATION, a Delaware corporation (“New Parent”), SUMMIT MIDSTREAM PARTNERS, LP, a Delaware limited partnership (the “MLP Entity”), SUMMIT MIDSTREAM HOLDINGS, LLC, a Delaware limited liability company (“Borrower”), the Subsidiary Guarantors (as defined in the Loan Agreement referred to below), the Lenders (as defined in the Loan Agreement) party hereto and BANK OF AMERICA, N.A., as Agent (as defined in the Loan Agreement) for the Lenders (in such capacity, “Agent”). R E C I T A L S: WHEREAS, New Parent, the MLP Entity, Borrower, Agent and the Lenders have entered into that certain Amended and Restated Loan and Security Agreement dated as of July 26, 2024 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Loan Agreement”, and the Existing Loan Agreement, as amended by this First Amendment, the “Loan Agreement”). Capitalized terms used herein but not otherwise defined herein have the meanings given to such terms in the Loan Agreement; WHEREAS, New Parent, the MLP Entity and Borrower have requested that Lenders constituting Required Lenders agree to make certain amendments to the Existing Loan Agreement, and such Lenders constituting Required Lenders have agreed to such amendments on the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, New Parent, the MLP Entity, Borrower, the Subsidiary Guarantors, Agent and the undersigned Lenders do hereby agree as follows: SECTION 1. AMENDMENTS TO EXISTING LOAN AGREEMENT. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 2 hereof, the Existing Loan Agreement is hereby amended effective as of the First Amendment Effective Date in the manner provided in this Section 1. 1.1. Amendment to Section 1.1. (a) Section 1.1 of the Existing Loan Agreement is hereby amended to add thereto, in alphabetical order, the following definition which shall read in full as follows: “First Amendment: that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of November 26, 2024, among Borrower, New Parent, the MLP Entity, the Subsidiary Guarantors, Agent and the Lenders party thereto.” (b) Section 1.1 of the Existing Loan Agreement is hereby further amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double- underlined text) as set forth below: Exhibit 10.3

4895-9788-4413 v.4 Change in Control: the occurrence of any of the following: (a) a “change of control” (or any other similar event) under any Material Debt, (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) of Equity Interests representing more than 50% of (A) prior to the consummation of the C-Corp Conversion, (i) the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the General Partner or (ii) the economic interest represented by the issued and outstanding Equity Interests of the General Partner or (B) after the consummation of the C-Corp Conversion, the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the New Parent entitled to vote for the board of directors (or similar governing body) of the New Parent, (c) prior to the consummation of the C-Corp Conversion, the General Partner shall cease to be the sole general partner of the MLP Entity, with no substantial reduction in its powers to manage the MLP Entity as are granted to the General Partner under the MLP Entity’s Partnership Agreement as in effect on the Closing Date or (d) (A) prior to the consummation of the C-Corp Conversion, MLP Entity or (B) after the consummation of the C-Corp Conversion, the New Parent, in each case, shall cease to Control own, directly or indirectly, 100% of the Equity Interests of Borrower, free and clear of all Liens other than Liens granted pursuant to the Loan Documents. Loan Documents: this Agreement, the First Amendment, Other Agreements and Security Documents. (c) Section 10.1.2(m) of the Existing Loan Agreement is hereby further amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double- underlined text) as set forth below: (m) at any time that (i) any of the consolidated Subsidiaries of Borrower are not consolidated Restricted Subsidiaries, concurrently with the delivery of the financial statements under Section 10.1.2(a) and Section 10.1.2(b), either (ix) a certificate setting forth consolidating information that summarizes in reasonable detail the differences between the information that relating to Borrower and its consolidated Restricted Subsidiaries, on the one hand, and all consolidated Unrestricted Subsidiaries, on the other hand, which consolidating information shall be certified by a Financial Officer of the Borrower as having been fairly presented in all material respects or (iiy) standalone financial statements for such Unrestricted Subsidiaries (whether individually for each Unrestricted Subsidiary or consolidated for groups of Unrestricted Subsidiaries, as applicable); and or (ii) Borrower is not wholly owned by New Parent, concurrently with the delivery of the financial statements under Section 10.1.2(a) and Section 10.1.2(b), to the extent different from and not set forth in such financial statements, a certificate setting forth consolidating financial information prepared by Borrower showing any adjustments to the consolidated financial statements which are necessary to demonstrate the financial condition and results of operations of Borrower and its consolidated Restricted Subsidiaries on a standalone basis, which shall be certified by a Financial Officer of the Borrower as having been fairly presented in all material respects; and SECTION 2. CONDITIONS PRECEDENT. The effectiveness of this First Amendment is subject to the satisfaction (or waiver in accordance with Section 14.1 of the Existing Loan Agreement) of the following conditions precedent:

4895-9788-4413 v.4 2.1. Executed Counterparts. Agent (or its counsel) shall have received duly executed counterparts of this First Amendment from New Parent, the MLP Entity, Borrower, each Subsidiary Guarantor and the Lenders constituting the Required Lenders. 2.2. Representations and Warranties. The representations and warranties of each Obligor in Section 3 of this First Amendment shall be true and correct as of the date hereof. 2.3. Fees and Expenses. Borrower shall have paid all invoiced fees of counsel to Agent. Notwithstanding anything to the contrary set forth in Section 14.1 of the Existing Loan Agreement or otherwise, Agent is hereby authorized and directed to declare this First Amendment to be effective on the date that it receives the foregoing, to the reasonable satisfaction of Agent, or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon the Lenders and all other parties to the Existing Loan Agreement, as amended hereby, for all purposes. SECTION 3. GENERAL REPRESENTATIONS AND WARRANTIES. Each Obligor represents and warrants to Agent and each of the Lenders that: 3.1. Reaffirmation of Representations and Warranties. The representations and warranties of each Obligor in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on the date hereof and will be true and correct in all material respects (without duplication of any materiality qualifier contained therein), in each case, immediately after giving effect to the amendments set forth in Section 1 hereof except for representations and warranties that expressly apply only on an earlier date which shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier contained therein). 3.2. No Default. Both immediately before and immediately after giving effect to this First Amendment, no Default or Event of Default exists. 3.3. Power and Authority. Each Obligor is duly authorized to execute and deliver this First Amendment and perform this First Amendment and the Existing Loan Agreement, as amended hereby. The execution and delivery by each Obligor of this First Amendment and performance by each Obligor of this First Amendment and the Existing Loan Agreement as amended hereby have been duly authorized by all necessary action, and do not (a) require any consent or approval of any holders of Equity Interests of such Obligor, except those already obtained; (b) contravene the Organic Documents of such Obligor; (c) violate any Applicable Law; (d) violate, be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any indenture, lease, agreement or other instrument to which any Obligor or any Restricted Subsidiary is a party or by which any of them or any of their respective property is or may be bound, where any such conflict, violation, breach or default could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or (e) result in or require imposition of a Lien (other than a Permitted Lien) on any Property of Borrower or any Restricted Subsidiary. 3.4. Enforceability. This First Amendment has been duly executed and delivered by each Obligor and the First Amendment and the Existing Loan Agreement as amended hereby each constitute a legal, valid and binding obligation of each Obligor, enforceable against each Obligor in accordance with its terms, except as enforceability may be limited by (a) bankruptcy, insolvency moratorium, reorganization, fraudulent conveyance or other laws affecting creditors’ rights generally,

4895-9788-4413 v.4 (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) implied covenants of good faith and fair dealing. SECTION 4. MISCELLANEOUS. 4.1. Confirmation and Effect. The provisions of the Existing Loan Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment, and this First Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Each reference in the Existing Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Existing Loan Agreement as amended hereby, and each reference to the Existing Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Existing Loan Agreement shall mean and be a reference to the Existing Loan Agreement as amended hereby. All Obligations under the Existing Loan Agreement and the other Loan Documents shall continue to be outstanding and shall be governed in all respects by the Existing Loan Agreement, as amended hereby, and the other Loan Documents, it being understood that neither this First Amendment nor the amendments to the Existing Loan Agreement effectuated by this First Amendment constitute a novation, satisfaction or re- borrowing of any Obligations under Existing Loan Agreement or any other Loan Document. 4.2. Ratification and Affirmation of Obligors. Each Obligor hereby (a) acknowledges and consents to all of the terms and conditions of this First Amendment, (b) ratifies and affirms all of its obligations, including, without limitation, all of its payment and performance obligations, contingent or otherwise, under the Existing Loan Agreement (as amended hereby) and the other Loan Documents to which it is a party, (c) ratifies and reaffirms any and all of the Liens or security interests granted by it on any of its Properties pursuant to any Loan Documents and confirms that such Liens and security interests continue to secure the Obligations and are in full force and effect as of the date hereof after giving effect to this First Amendment and (d) ratifies and reaffirms its obligations under the Guaranty and agrees that such Guaranty is in full force and effect as of the date hereof after giving effect to this First Amendment. 4.3. Loan Document. This First Amendment shall constitute a “Loan Document”, under and as defined in the Existing Loan Agreement, for all purposes under the other Loan Documents. 4.4. Successors and Assigns; Amendments; Entire Agreement. This First Amendment (a) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Loan Agreement); (b) may be modified or amended only in accordance with the Loan Agreement; and (c) TOGETHER WITH THE OTHER LOAN DOCUMENTS, EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AGREEMENTS, CONSENTS AND UNDERSTANDINGS RELATING TO SUCH SUBJECT MATTER. 4.5. Electronic Execution; Electronic Records; Counterparts. This First Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This First Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same First Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format),

4895-9788-4413 v.4 or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent Agent has agreed to accept such Electronic Signature, Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) any Electronic Signature shall be promptly followed by a manually executed, original counterpart. 4.6. Payment of Fees and Expenses. The Obligors hereby agree, jointly and severally, to pay on demand all reasonable and documented legal (limited to reasonable and documented fees of one counsel for Agent and one counsel for Agent in each relevant jurisdiction) and other reasonable and documented out-of-pocket fees and expenses incurred by Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents, in all cases to the extent required pursuant to Section 3.4 of the Loan Agreement. 4.7. GOVERNING LAW; Submission to Jurisdiction; Waiver of Venue and Jury Trial. THIS FIRST AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION, EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS. The terms of the Existing Loan Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. [Remainder of page intentionally left blank; signatures begin on following page]

Signature page to First Amendment to Amended and Restated Loan and Security Agreement IN WITNESS WHEREOF, this First Amendment has been executed and delivered as of the date set forth above. BORROWER: SUMMIT MIDSTREAM HOLDINGS, LLC By: /s/ William J. Mault ________________ Name: William J. Mault Title: Executive Vice President and Chief Financial Officer NEW PARENT: SUMMIT MIDSTREAM CORPORATION By: /s/ William J. Mault ________________ Name: William J. Mault Title: Executive Vice President and Chief Financial Officer MLP ENTITY: SUMMIT MIDSTREAM PARTNERS, LP By: SUMMIT MIDSTREAM GP, LLC, its general partner By: /s/ William J. Mault ________________ Name: William J. Mault Title: Executive Vice President and Chief Financial Officer

Signature page to First Amendment to Amended and Restated Loan and Security Agreement SUBSIDIARY GUARANTORS: DFW MIDSTREAM SERVICES LLC EPPING TRANSMISSION COMPANY, LLC SUMMIT DJ-O, LLC SUMMIT DJ-O OPERATING, LLC GRAND RIVER GATHERING, LLC SUMMIT DJ-S, LLC GRASSLANDS ENERGY MARKETING LLC POLAR MIDSTREAM, LLC MEADOWLARK MIDSTREAM COMPANY, LLC SUMMIT MIDSTREAM MARKETING, LLC SUMMIT MIDSTREAM PERMIAN II, LLC RED ROCK GATHERING COMPANY, LLC SUMMIT MIDSTREAM NIOBRARA, LLC By: /s/ William J. Mault ________________ Name: William J. Mault Title: Executive Vice President and Chief Financial Officer SUMMIT MIDSTREAM OPCO, LP By: SUMMIT MIDSTREAM MARKETING, LLC, its general partner By: /s/ William J. Mault ________________ Name: William J. Mault Title: Executive Vice President and Chief Financial Officer

Signature page to First Amendment to Amended and Restated Loan and Security Agreement BANK OF AMERICA, N.A., as Agent By: /s/ Tanner Pump___________________ Name: Tanner Pump Title: Senior Vice President

Signature page to First Amendment to Amended and Restated Loan and Security Agreement BANK OF AMERICA, N.A., as a Lender and Issuing Bank By: /s/ Tanner Pump__________________ Name: Tanner Pump Title: Senior Vice President

Signature page to First Amendment to Amended and Restated Loan and Security Agreement ROYAL BANK OF CANADA, as a Lender By: /s/ Emilee Scott____________________ Name: Emilee Scott Title: Authorized Signatory

Signature page to First Amendment to Amended and Restated Loan and Security Agreement ING CAPITAL LLC, as a Lender By: /s/ Jean Grasso_________________ Name: Jean Grasso Title: Managing Director By: /s/ Jeff Chu____________________ Name: Jeff Chu Title: Director

Signature page to First Amendment to Amended and Restated Loan and Security Agreement REGIONS BANK, as a Lender By: /s/ Aaron Wade_________________ Name: Aaron Wade Title: Managing Director

Signature page to First Amendment to Amended and Restated Loan and Security Agreement THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender By: /s/ Liana Chernysheva______________ Name: Liana Chernysheva Title: Authorized Signatory

Signature page to First Amendment to Amended and Restated Loan and Security Agreement FIRST-CITIZENS BANK & TRUST COMPANY (as successor by merger to CIT BANK, N.A.), as a Lender By: /s/ John Freeley_______________ Name: John Freeley Title: Managing Director

Signature page to First Amendment to Amended and Restated Loan and Security Agreement TRUIST BANK, as a Lender By: /s/ Greg Krablin________________ Name: Greg Krablin Title: Director

Signature page to First Amendment to Amended and Restated Loan and Security Agreement WEBSTER BUSINESS CREDIT, A DIVISION OF WEBSTER BANK, N.A., SUCCESSOR BY MERGER TO WEBSTER BUSINESS CREDIT CORPORATION, as a Lender By: /s/ Bryan Glass________________ Name: Bryan Glass Title: Director

Signature page to First Amendment to Amended and Restated Loan and Security Agreement JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Umar Hassan________________ Name: Umar Hassan Title: Authorized Officer

Signature page to First Amendment to Amended and Restated Loan and Security Agreement CITIZENS BANK, as a Lender By: /s/ David Slattery _________________ Name: David Slattery Title: Vice President

Signature page to First Amendment to Amended and Restated Loan and Security Agreement MUFG BANK, LTD., as a Lender By: /s/ Erick Moore_________________ Name: Erick Moore Title: Vice President